July 30, 2013

DREYFUS ALLOCATION FUNDS

DREYFUS CONSERVATIVE ALLOCATION FUND

DREYFUS GROWTH ALLOCATION FUND

DREYFUS MODERATE ALLOCATION FUND

Supplement to Summary Prospectus dated

March 14, 2013

and

Statutory Prospectus dated

 January 1, 2013 As Revised March 14, 2013

The following supersedes the information contained in the funds' summary prospectus under the section entitled "Principal Investment Strategy — Equity Investments — U.S. Mid-/Small-Cap" and "Fund Summary — Principal Investment Strategy — Equity Investments — U.S. Mid-/Small-Cap" in the statutory prospectus and "Fund Details – Goal and Approach— Equity Investments — U.S. Mid-/Small-Cap" in the statutory prospectus:

For each Fund, Dreyfus Structured MidCap Core Fund replaces Dreyfus MidCap Core Fund.

The following supersedes the information contained in the funds' summary prospectus under the section entitled "Principal Investment Strategy — Fixed-Income Investments — U.S. Fixed-Income" and "Fund Summary — Principal Investment Strategy — Fixed-Income Investments — U.S. Fixed-Income" in the statutory prospectus and "Fund Details – Goal and Approach— Fixed-Income Investments — U.S. Fixed-Income" in the statutory prospectus:

For each Fund, Dreyfus Intermediate Term Income Fund replaces Dreyfus Total Return Advantage Fund.

July 30, 2013

DREYFUS ALLOCATION FUNDS

DREYFUS CONSERVATIVE ALLOCATION FUND

DREYFUS GROWTH ALLOCATION FUND

DREYFUS MODERATE ALLOCATION FUND

Supplement to the

Statement of Additional Information

dated September 1, 2012, As Revised Through

 July 1, 2013

The following supersedes the information contained in the funds' Statement of Additional Information under the section entitled "Certain Information About Underlying Funds — Equity Investments — Dreyfus MidCap Core Fund:"

Dreyfus Structured MidCap Fund.  The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P® Midcap 400 Index or the Russell Midcap® Index at the time of purchase.  The fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on valuation, momentum/sentiment, and earnings quality.

Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P Midcap 400 Index.  Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

The following supersedes the information contained in the funds' Statement of Additional Information under the section entitled "Certain Information About Underlying Funds — Fixed-Income Investments — Dreyfus Total Return Advantage Fund:"

Dreyfus Intermediate Term Income Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.  These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), and foreign bonds.  Typically, the fund's portfolio can be expected to have an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.  For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by the Manager.  The fund will focus on U.S. securities, but may invest up to 30% of its total assets in foreign fixed-income securities (i.e., securities issues by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those of issuers in emerging markets.

Effective October 1, 2013:

The information contained in the funds' Statement of Additional Information under the section entitled "Certain Information About Underlying Funds — Equity Investments — Dreyfus Structured MidCap Fund" will read as follows:

Dreyfus Structured MidCap Fund.  The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies with market capitalizations that fall within the range of $400 million and $29 billion (i.e., mid-cap companies).  The fund may invest up to 20% of its net assets in securities not considered to be mid-cap companies.

Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P Midcap 400 Index. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.